BISHOP STREET FUNDS
Large Cap Core Equity Fund
(the “Fund”)
Supplement dated December 2, 2009
to the
Class I Shares Prospectus and Statement of Additional Information dated April 30, 2009
This supplement provides new and additional information beyond that contained in the prospectus and statement of additional information (“SAI”) and should be read in conjunction with the prospectus and SAI.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY:
At a meeting held on November 11-12, 2009, the Board of Trustees of Bishop Street Funds (the “Trust”) approved a new sub-advisory agreement with Columbia Management Advisors, LLC (“Columbia”) on behalf of the Fund. In connection with the approval of Columbia as the Fund’s new sub-adviser, the Board also approved a new investment goal, principal investment strategy and name for the Fund. Effective on or about January 30, 2010, and subject to shareholder approval of the new sub-advisory agreement with Columbia and the new investment goal for the Fund, the Fund will change its name to the Bishop Street Dividend Value Fund. At the same time, the Fund will change its strategy of investing at least 80% of its net assets in common stocks and other equity securities of large capitalization companies to a strategy of investing at least 80% of its net assets in income-producing (dividend-paying) equity securities. Under the new investment strategy, the Fund may invest in companies that have market capitalizations of any size. In addition, the Fund will change its benchmark from the S&P 500 Index and the Consumer Price Index to the Russell 1000 Value Index. Therefore, all references and information related to the S&P 500 Index are replaced with the Russell 1000 Value Index, and references to the Consumer Price Index are deleted.
Additionally, effective on or about January 30, 2010, the following changes will be made to the Fund’s Prospectus as a result of the name and strategy changes:
•	The following replaces the text under the heading “Fund Summary,” under the section on page 4 of the Prospectus:

Investment Goal

Total return, consisting of current income and capital appreciation*

Investment Focus

Income-producing (dividend-paying) equity securities

*	Change subject to approval by shareholders

Share Price Volatility

High

Principal Investment Strategy

Investing in a diversified portfolio of income-producing (dividend-paying) equity securities

Investor Profile

Investors seeking total return, consisting of current income and capital appreciation, who are willing to accept the risk of share price volatility

•	Effective on or about January 30, 2010, the following replaces the text under the heading “Principal Investment Strategies” on page 4 of the Prospectus:
Under normal circumstances, the Fund invests at least 80% of its net assets in income-producing (dividend-paying) equity securities. The Fund invests in a diversified portfolio of common stocks and other types of equity securities, such as preferred stocks and convertible securities. The Fund invests principally in securities of companies that Columbia Management Advisors, LLC (the “Sub-Adviser”), the Fund’s investment sub-adviser, believes are undervalued, but may also invest in securities of companies that the Sub-Adviser believes have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated below investment grade or are unrated but determined by the Sub-Adviser to be of comparable quality (high yield or “junk” bonds).
The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.
The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.
The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Sub-Adviser considers, among other factors:
•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•	overall economic and market conditions.
The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.
Effective on or about January 30, 2010, in the Fund’s SAI, the following replaces number 2 under “Non-Fundamental Policies:”
2.	The Dividend Value Fund shall invest at least 80% of its net assets, under normal circumstances, in income-producing (dividend-paying) equity securities. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
BSF-SK-006-0100